American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Ultra Fund
Supplement dated August 5, 2013 ■ Summary Prospectus and Prospectus dated May 1, 2013

The following is added to the Portfolio Managers section in the summary prospectus and on page 4 of the prospectus:

Jeffrey R. Bourke, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2008.

The following is added to The Fund Management Team section on page 9 of the prospectus:

Jeffrey R. Bourke

Mr. Bourke, Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2007 as an analyst and became a portfolio manager in 2013. He has a bachelor’s of science degree in civil and environmental engineering from Duke University and an MBA in finance and accounting from the University of Chicago Booth School of Business. He is a CFA charterholder.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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